UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

Build-A-Bear Workshop, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.         Entry into a Material Definitive Agreement.

On May 4, 2017, Build-A-Bear Workshop, Inc. (the “Company”) and all of its domestic subsidiaries (collectively with the Company, the “Borrower”) entered into a Seventeenth Amendment to Loan Documents (the “Loan Document Amendment”) with U.S. Bank National Association (“U.S. Bank”), which amends the Company’s Fourth Amended and Restated Loan Agreement (the “Credit Agreement”) and the Fourth Amended and Restated Revolving Credit Note (the “Revolving Credit Note”) with U.S. Bank.

The Loan Document Amendment extends the expiration date of the facility from December 31, 2017 to December 31, 2018 and increases the aggregate annual amount of lease and rental payments for personal property that the Borrower may pay during any calendar year on a consolidated basis from $100,000 to $1 million. US Bank consented to (i) the change of name of two of the Company’s subsidiaries, Amsbra, Ltd. and Build-A-Bear Workshop UK Holdings, Ltd., to Build-A-Bear Workshop UK Limited and Build-A-Bear UK Holdings Limited, respectively, (ii) the merger of Build-A-Bear Workshop UK Limited and The Bear Factory Limited, with Build-A-Bear Workshop UK Limited as the surviving entity, and (iii) the dissolution of Build-A-Bear Workshop Ireland, Ltd. Except for the changes in the preceding sentences, the terms and conditions of the Credit Agreement remain unchanged. The Borrower does not currently have any outstanding borrowings under the Credit Agreement and is currently in compliance with the Credit Agreement covenants.

Relationship to U.S. Bank

The Company has or may have had customary banking relationships with U.S. Bank based on the provision of a variety of financial services, including lending, commercial banking and other advisory services.

The foregoing description of the Loan Document Amendment is only a summary of certain terms and conditions of the document and is qualified in its entirety by reference to the Loan Document Amendment, which has been filed as Exhibit 10.1 hereto and which is incorporated by reference herein. In addition, the Company has previously filed the Credit Agreement and the Revolving Credit Note as Exhibits 10.1 and 10.2, respectively, to its Current Report on Form 8-K, filed on August 13, 2008, as amended by the Seventh Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on October 29, 2009, the Eighth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on January 4, 2011, the Ninth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on January 4, 2012, the Tenth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on July 26, 2012, the Eleventh Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on December 21, 2012, the Twelfth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on February 14, 2013, the Thirteenth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed May 2, 2013, the Fourteenth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed January 23, 2014, the Fifteenth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed January 7, 2015, and the Joinder and Sixteenth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed April 28, 2016, which documents have also been incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (File No. 001-32320), filed on March 16, 2017; the foregoing description of those documents is also only a summary of certain terms and conditions therein and is qualified in its entirety to such documents as previously filed.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1

Seventeenth Amendment to Loan Documents between Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., and Build-A-Bear Card Services, LLC, as Borrowers, and U.S. Bank National Association, as Lender, entered into effective as of May 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: May 8, 2017	By:	/s/ Voin Todorovic
Name: Voin Todorovic
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1

Seventeenth Amendment to Loan Documents between Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., and Build-A-Bear Card Services, LLC, as Borrowers, and U.S. Bank National Association, as Lender, entered into effective as of May 4, 2017

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